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             REVISED ASSUMPTION AGREEMENT BY AND BETWEEN CALIFORNIA
               COMMUNITY BANCSHARES, INC. AND PLACER CAPITAL CO.

WHEREAS, California Community Bancshares, Inc. ("CCBI") desires to grant options to directors, officers and employees of CCBI and of its subsidiaries Placer Capital Co. ("PCC") and Placer Sierra Bank ("PSB") and of other affiliated companies of CCBI and PCC; and

WHEREAS, CCBI has filed a registration statement on Form S-8 (the "Registration Statement") with the Securities and Exchange Commission registering the grant of options and the issuance of shares of CCBI common stock upon exercise of options with the Securities and Exchange Commission which registration statement became effective on December 9, 1999; and

WHEREAS, in addition to the Registration Statement it was also necessary for CCBI to obtain a stock permit from the California Department of Corporations (the "DOC"); and

WHEREAS, as it is presently the policy of the DOC that stock option plans cannot contain a provision which allows for the acceleration of unvested options in the event of a merger, acquisition or other change of control of the issuer as defined by this agreement (a "Change of Control") to obtain a stock permit, it is necessary to amend the CCBI stock option plan to eliminate the acceleration of options upon a Change of Control;

WHEREAS, the DOC has indicated that they are in the process of re-evaluating this policy; and

WHEREAS, CCBI has determined that in order to attract and retain qualified directors, officers, and employees for CCBI and for its affiliates, it is in the best interest of CCBI and its shareholders that the vesting of stock options accelerate in the event of a Change of Control; and

WHEREAS, the stock option plan of PCC allows the grant of options to its directors, officers and employees, as well as to the directors, officers and employees of its affiliates; and

WHEREAS, the grant of stock options by PCC qualifies for the exemption from the registration requirements of the SECURITIES EXCHANGE ACT OF 1933 and from the qualification requirements of the DOC pursuant to SEC Rule 701 and Section 25102(o) of the CALIFORNIA CORPORATIONS CODE, respectively; and

WHEREAS, the PCC stock option plan allows for the acceleration of options in the event of a Change of Control; and

WHEREAS, PCC has previously granted options to the directors, officers and employees of PCC, PSB, and of other affiliates of CCBI; and

WHEREAS, CCBI and PCC have determined that it is in their respective best interests and in the best interests and to the advantage of their respective shareholders, for PCC to grant options to the directors, officers and employees of CCBI and of PCC, PSB, of other affiliates of CCBI and PCC in consideration of CCBI agreeing to assume such options upon the occurrence of such certain events as set forth in this agreement.


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NOW THEREFORE, in consideration of the mutual promises contained in this agreement, CCBI and PCC hereby agree as follows:

     1. PCC hereby agrees to grant options to directors, officers and employees of CCBI and of PCC, PSB and other affiliates of PCC and CCBI and to take such steps as are necessary to qualify such grants for the exemptions provided by SEC Rule 701 and Section 25102(o) of the CALIFORNIA CORPORATIONS CODE;

     2. CCBI hereby agrees as follows:

           a) CCBI will, in the event the CCBI stock option plan does not at that time contain such a provision, amend its stock option plan to provide for the acceleration of stock options upon the Change of Control on the earlier of:

                   i)  The reversal by the DOC of its nonacceleration policy; or

                   ii) CCBI becoming exempt from the qualification requirements of the CALIFORNIA CORPORATIONS CODE by having registered its common stock on NASDAQ's national market system.

           b) Immediately after the occurrence of the earliest of the events described in Section 2 (a) to this Agreement, CCBI will assume the stock options previously granted by PCC as well as the options granted by PCC pursuant to this agreement and provide new option agreements to the PCC optionees to purchase shares of CCBI common stock pursuant to an appropriate conversion ratio.

           c) In the event a proposed transaction constituting a Change of Control of CCBI is presented to CCBI prior to the occurrence of the events described Section 2 (a) and (b) of this Agreement, CCBI shall assure that such transaction shall be expressly conditioned upon the acquiring party assuming all of PCC'S outstanding options, including the acceleration of vesting.

     3. For purposes of this agreement, a "Change of Control" shall mean:

           a) the consummation of a plan of dissolution or liquidation of CCBI;

           b) the consummation of a plan of reorganization, merger or consolidation involving CCBI, except for a reorganization, merger or consolidation where (A) the shareholders of CCBI immediately prior to such reorganization, merger or consolidation own directly or indirectly at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation (the "Surviving Corporation") in substantially the same proportion as their ownership of voting securities of CCBI immediately prior to such reorganization, merger or consolidation and the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least 50% of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the Surviving Corporation, or (C) CCBI is reorganized, merged or consolidated with a corporation in which any shareholder


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owning at least 50% of the combined voting power of the outstanding voting securities of CCBI immediately prior to such reorganization, merger or consolidation, owns at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation;

           c) the sale of all or substantially all of the assets of CCBI to another Person;

           d) the acquisition of beneficial ownership of stock representing more than fifty percent (50%) of the voting power of CCBI then outstanding by another Person.

     4. Further Actions. Each party agrees to perform any further acts and execute and deliver any further documents reasonably necessary to carry out the provisions of this Agreement.

     5. Successors and Assigns. Except as explicitly provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

     6. Severability. If any portion of this Agreement shall be held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law if enforcement would not frustrate the overall intent of the parties (as such intent is manifested by all provisions of the Agreement, including such invalid, void or otherwise unenforceable portion).

     7. Time of Essence. Time is of the essence of each and every term, condition, obligation and provision hereof.

     8. Attorneys' Fees. If any legal action or any arbitration upon mutual agreement is brought for the enforcement of this Agreement or because of an alleged dispute, breach or default in connection with this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees and other costs and expenses incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     9. Headings. The headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular provision hereof.

     10. References. A reference to a particular Section of this Agreement shall be deemed to include references to all subordinate sections, if any.

     11. Counterparts. This Agreement may be signed in multiple counterparts with the same force and effect as if all original signatures appeared on one copy; and in the event this Agreement is signed in counterparts, each counterpart shall be deemed an original and all of the counterparts shall be deemed to be one agreement.


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     12. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California, except to the extent preempted by the laws of the United States.

     IN WITNESS WHEREOF, the parties hereto have caused this Revised Agreement of Merger to be executed by their duly authorized officers this 4th day of April, 2000.

                                    CALIFORNIA COMMUNITY BANCSHARES, INC.

                                    By: /s/ Ronald W. Bachli
                                        ----------------------------------
                                           Ronald W. Bachli, President

                                    By: /s/ J. Thomas Byrom
                                        ----------------------------------
                                           J. Thomas Byrom, Secretary

                                    PLACER CAPITAL CO.

                                    By: /s/ Richard W. Decker, Jr.
                                        ----------------------------------
                                           Richard W. Decker, Jr.,
                                           Chairman of the Board

                                    By: /s/ J. Thomas Byrom
                                        ----------------------------------
                                         J. Thomas Byrom,  Assistant Secretary


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